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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 13, 2002


                            COLE NATIONAL CORPORATION
         401(K) SAVINGS PLAN FOR EMPLOYEES AT FORMER NUVISION LOCATIONS
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                      1-12814                34-1453189
(State or Other Jurisdiction           (Commission             (IRS Employer
       of Incorporation)               File Number)          Identification No.)

COLE NATIONAL CORPORATION
5915 LANDERBROOK DRIVE
MAYFIELD HEIGHTS, OHIO                                               44124
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:              (440) 449-4100



                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective June 13, 2002, the Board of Directors of Cole National Corporation, a Delaware corporation (the "Company"), on recommendation of the Audit Committee of the Company determined to replace Arthur Andersen LLP ("Arthur Andersen") as the independent public accountants for the Cole National Corporation 401(K) Savings Plan for Employees at Former NuVision Locations (the "Plan") and to appoint Grant Thornton LLP ("Grant Thornton") to serve as the independent public accountants for the Plan for the year ended December 31, 2001.

         Arthur Andersen's audit reports on the Plan's financial statements for each of the years ended December 31, 2000 and December 31, 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Arthur Andersen has not provided an audit report on the Plan's financial statements for the year ended December 31, 2001.

         During the Plan's two years ended December 31, 2000 and December
31, 1999 and the subsequent interim period preceding the decision to change independent public accountants, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Plan's financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated June 19, 2002, stating that it found no basis for disagreement with such statements.

         In the years ended December 31, 2000 and December 31, 1999 and through the date hereof, the Company and the Plan did not consult with Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters on reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    EXHIBITS.

         EXHIBIT
         NUMBER          DESCRIPTION
         -------         -----------

          16.1 LETTER FROM ARTHUR ANDERSEN LLP TO THE SECURITIES AND EXCHANGE COMMISSION, DATED JUNE 19, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COLE NATIONAL CORPORATION 401(K) SAVINGS PLAN FOR EMPLOYEES AT FORMER NUVISION LOCATIONS

                                   By:  /S/ TRACY BURMEISTER
                                       -------------------------------
                                          Name:  Tracy Burmeister
                                          Title:  Member of the Plan's
                                                  Investment Committee


Date:  June 19, 2002

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                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER          DESCRIPTION
         -------         -----------

          16.1 LETTER FROM ARTHUR ANDERSEN LLP TO THE SECURITIES AND EXCHANGE COMMISSION, DATED JUNE 19, 2002.